Exhibit 31.1

CERTIFICATION

I, Claudio Guazzoni, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Zanett, Inc.;

2.
Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.
Based on my knowledge, the financial statements, and otherfinancial information included in this quarterly report, fairlypresent in all material respects the financial condition, resultsof operations and cash flows of the registrant as of, and for, theperiods presented in this quarterly report;

4.
The registrant’s other certifying officer and I are responsiblefor establishing and maintaining disclosure controls andprocedures (as defined in Exchange Act Rules 13a-15(e) and15d-15(e)) and internal controls over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f) for the registrant and have;

a)
Designed such disclosure controls and procedures, or causedsuch disclosure controls and procedures to be designed underour supervision, to ensure that material information relatingto the registrant, including its consolidated subsidiaries, ismade known to us by others within those entities, particularlyduring the period in which this quarterly report is beingprepared;

b)
Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
Evaluated the effectiveness of the registrant’s disclosurecontrols and procedures and presented in this quarterly reportour conclusions about the effectiveness of the disclosurecontrols and procedures, as of the end of the period coveredby this report based on such evaluation; and

d)
Disclosed in this quarterly report any change in theregistrant’s  internal control over financial reporting thatoccurred during the registrant’s most recent fiscal quarterthat has materially affected, or is reasonably likely tomaterially affect, the registrant’s internal control overfinancial reporting; and

5.
The registrant’s other certifying officer and I have disclosed,based on our most recent evaluation of internal control overfinancial reporting, to the registrant’s auditors and the auditcommittee of registrant’s board of directors (or personsperforming the equivalent functions):

a)
All significant deficiencies and material weaknesses in thedesign or operation of internal control over financialreporting which are reasonably likely to adversely affect theregistrant’s ability to record, process, summarize and reportfinancial information; and

b)	Any fraud, whether or not material, that involves managementor other employees who have a significant role in theregistrant’s internal control over financial reporting.

Date:  August 14, 2009

/s/ Claudio M. Guazzoni
Claudio M. Guazzoni
Chief Executive Officer
(Principal Executive Officer)